Reserves	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Reserves
48	Reserves

(a)	Dividends
The directors did not propose any final
dividend in respect of the years ended December 31, 2022 and 2021.

(b)	Share premium
The share premium represents the difference between the par value of the shares of the Company and consideration for the shares issued
.

(c)	Fair value reserve (non-recycling)
The fair value reserve
(non-recycling)
mainly comprises the Group’s and share of an associate’s cumulative net change in the fair value of equity investments designated at FVOCI under IFRS 9 that are held at the end of the reporting period (see Note 2(f)).

(d)	Other reserves
Other reserves mainly comprise statutory surplus reserve. According to the PRC Company Law and the Articles of Association of the Company and its certain subsidiaries, the Company and the relevant subsidiaries are required to transfer 10% of their annual net profits after taxation, as determined under the PRC accounting rules and regulations, to a statutory surplus reserve until the reserve balance reaches 50% of the registered capital. The transfer to this reserve must be made before distribution of dividend to shareholders and when there are retained earnings at the end of the financial year.
Statutory surplus reserve can be used to offset prior years’ losses, if any, and may be converted into share capital by the issue of new shares to shareholders in proportion to their existing shareholding or by increasing the par value of the shares currently held by them, provided that the balance after such issue is not less than 25% of the registered capital.
For the year ended December 31, 2022, the Company did not make any appropriation of statutory surplus reserve as the Company recorded a net loss in 2022

(2021: nil).